                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                           FILED BY THE REGISTRANT |X|

                 FILED BY A PARTY OTHER THAN THE REGISTRANT |_|

                           Check the appropriate box:

                         [X] Preliminary Proxy Statement
     [ ] Confidential, For Use of the Commission Only (as permitted by Rule
                                  14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                 [ ] Soliciting Material Pursuant to Rule 14a-12

                            MILESTONE SCIENTIFIC INC.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

                            MILESTONE SCIENTIFIC INC.

    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 17, 2005

The Annual Meeting of Stockholders of Milestone Scientific Inc. (the "Company")
will be at The American Stock Exchange, 86 Trinity Place, New York, NY on
Thursday, November 17, 2005, at 11:00 a.m. Eastern Daylight Time, for the
purpose of considering and acting upon the following:

1. Election of five (5) Directors.

2. Approval of issuance or proposed issuance of 806,309 shares of Milestone's
Common Stock.

3. Ratification of appointment of Eisner LLP as Milestone's independent auditors for the current year.

4. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on October 10, 2005 as the record date for determining the stockholders having the right to notice of and to vote at the meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                  Leonard Osser
                              Chairman of the Board

Livingston, New Jersey
October 7, 2005

IMPORTANT: Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope.

Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

We would appreciate your giving this matter your prompt attention.

                            MILESTONE SCIENTIFIC INC.

                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                          to be Held November 17, 2005

         Proxies in the form enclosed with this statement are solicited by
Milestone Scientific Inc. ("Milestone" or "the Company") to be used at the
Annual Meeting of stockholders and any adjournments thereof, to be held at The
American Stock Exchange, 86 Trinity Place, New York, NY on Thursday November 17,
at 11:00 a.m. Eastern Daylight Time, for the purposes set forth in the Notice of
Meeting and this Proxy Statement. The Board of Directors know of no other business which will come before the meeting. Milestone's principal executive offices are located at 220 South Orange Avenue, Livingston Corporate Park,
Livingston, New Jersey 07039. The approximate date on which this statement and the accompanying proxy will be mailed to stockholders is October 11, 2005. The
Company's annual report to stockholders for the year ended December 31, 2004 is being mailed herewith to all stockholders entitled to vote at the annual meeting. However, except to the extent indicated herein, the annual report to stockholders is not part of the Company's proxy solicitation materials.

                          THE VOTING AND VOTE REQUIRED

RECORD DATE AND QUORUM

         Only stockholders of record at the close of business on October 10,
2005 (the "Record Date"), are entitled to notice of and vote at the Annual
Meeting. On the Record Date, there were 11,392,704 outstanding shares of common stock, par value $.001 per share. At the Annual Meeting, each share of common stock is entitled to one vote. In the aggregate, 11,392,704 votes may be cast at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified.

VOTING OF PROXIES

         The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for election of the director nominees named in this Proxy Statement;
(ii) for approval of the issuance of 806,309 shares of Milestone Common Stock;
(iii) for ratification of the appointment of Eisner LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending
December 31, 2005; and (iv) in the proxyholders' discretion, on any other business that may come before the meeting and any adjournments of the meeting.

         All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the Company's bylaws and Delaware law:
(1) shares represented by proxies that reflect abstentions or "broker non-votes"
(i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions or non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

VOTING REQUIREMENTS

         Directors are elected by a plurality of the votes cast at the meeting.
The affirmative vote of a majority of votes cast for or against the matter by stockholders entitled to vote is required to approve the issuance or proposed issuance of 806,309 shares of common stock and to ratify the appointment of independent auditors.

REVOCABILITY OF PROXY

         A proxy may be revoked by the stockholder giving the proxy at any time before it is voted by delivering oral or written notice to the Secretary of
Milestone at or prior to the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting in and of itself does not revoke a prior proxy.

EXPENSES OF SOLICITATION

         We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees of Milestone telephonically, electronically or by other means of communication. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of our common stock as of September 27, 2005 by:

             o   each person known to us to be the beneficial owner of more than
                 5% of our outstanding shares;
             o   each of our directors;
             o   each executive officer named in the Summary Compensation Table below;
             o   all of our directors and executive officers as a group.

         Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of common stock owned by them. All information with respect to beneficial ownership has been furnished to us by the respective stockholder.

                                                 Shares of
                                                Common Stock
                                                Beneficially       Percentage of
        Name of Beneficial Owner (1)              Owned (2)          Ownership

EXECUTIVE OFFICERS AND DIRECTORS

Leonard Osser..............................       1,673,146(3)         15.71%
Stuart J. Wildhorn.........................          33,646(4)           *
Kevin T. Lusardi                                             0           0
Thomas Ronca                                             7,435           *
Paul Gregory...............................          30,858(5)           *
Leonard M. Schiller........................          37,672(6)           *
Jeffrey Fuller.............................          26,667(7)           *
Leslie Bernhard                                      26,667(8)           *
All directors & executive officers as a            1,822,596           17.11%
  group (6 persons)........................
K. Tucker Andersen.........................      2,078,168 (9)         19.51%

-------------------

*       Less than 1%

        (1) The addresses of the persons named in this table are as follows:
        Leonard A. Osser, Stuart Wildhorn and Thomas Ronca are at 220 South
        Orange Avenue, Livingston Corporate Park, Livingston, NJ 07039; Kevin
        Lusardi, 355 Green Road, Sparta, NJ 07871; Paul Gregory, Innovative
        Programs Associates Inc., 370 E. 76th Street, New York, New York 10021;
        Leonard M. Schiller, Schiller, Klein & McElroy, P.C., 33 North Dearborn
        Street, Suite 1030, Chicago, Illinois 60602; Jeffrey Fuller, Eagle
        Chase, Woodbury, NY 11797; Leslie Bernhard, AdStar, Inc., 4553 Glencoe
        Avenue, Suite 325, Marina del Rey, California 90292; K. Tucker Anderson,
        c/o Cumberland Associates LLC, 1114 Avenue of the Americas, New York,
        New York 10036.

        (2) A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the filing of this annual report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on the number of all shares, including those underlying options exercisable within 60 days from the filing of this report held by the named individual, divided by 9,790,954 outstanding shares on December
        31, 2004 and those shares underlying options exercisable within 60 days from the filing of this report.

        (3) Includes (i) 204,728 shares issuable upon exercise of stock options within 60 days of the date hereof, which are exercisable at $6.00 and
        120,994 shares issuable upon the exercise of warrants within 60 days of the date hereof, which are exercisable at $4.89.

        (4) Includes 16,667 shares subject to stock options, exercisable within
        60 days of the date hereof at $7.50 per share, 2,333 shares subject to stock options, exercisable within 60 days of the date hereof at $2.25 per share, 5,556 shares subject to stock options, exercisable within 60 days of the date hereof at $4.92 per share and 9,091 shares held by Mr.
        Wildhorn.

        (5) Includes 50 shares held by Mr. Gregory's wife, 4,141 shares subject to stock options, exercisable within 60 days of the date hereof at $4.83 per share, 6,667 shares subject to stock options, exercisable within 60 days of the date hereof at $1.50 per share and 20,000 shares subject to stock options, exercisable within 60 days of the date hereof at $3.27 per share.

        (6) Includes 4,141 shares subject to stock options, exercisable within
        60 days of the date hereof at $4.83 per share, 6,667 shares subject to stock options, exercisable within 60 days of the date hereof at $1.50 per share, 20,000 shares subject to stock options, exercisable within 60 days of the date hereof at $3.27 per share and 6,864 shares held by Mr.
        Schiller.

        (7) Includes 6,667 shares subject to stock options, exercisable within
        60 days of the date hereof at $1.50 per share and 20,000 shares subject to stock options, exercisable within 60 days of the date hereof at $3.27 per share.

        (8) Includes 6,667 shares subject to stock options, exercisable within
        60 days of the date hereof at $1.50 per share and 20,000 shares subject to stock options, exercisable within 60 days of the date hereof at $3.27 per share.

        (9) Includes 393,559 shares subject to warrants all of which are exercisable within sixty (60) days of the date hereof at prices ranging from $3.75 to $9.00.

                               EXECUTIVE OFFICERS

The following table sets forth the names, ages and principal positions of the executive officers of the Company:

      Name               Age                           Position
-------------------    --------          ------------------------------------

Leonard Osser             58             Chief Executive Officer and Chairman

Stuart J. Wildhorn        48             President

Rosaline Shau (1)         45             Chief Financial Officer

Thomas Ronca (2)          60             Chief Operating Officer

     (1)  Ms. Shau replaced Kevin Lusardi as Acting Chief Financial Officer on
          May 19, 2005. She became Chief Financial Officer on August 15, 2005.
     (2)  Mr. Ronca was elected Chief Operating Officer on June 27, 2005.

     The principal occupation and business experience for the last five years for Messrs. Wildhorn and Ronca and Ms. Shau are set forth below. Comparable background information for Mr. Osser has been provided in the information set forth for nominees under Proposal No. 1.

     Mr. Wildhorn has been President of the Company since September 2003 and prior to that he had been Senior Vice President since April 2001. From 1990 until April 2001 Mr. Wildhorn held progressive senior management positions with
Datex-Ohmeda, a leading manufacturer of anesthesia and patient monitoring devices.

     Mr. Ronca was during the years 1994-2003 a Senior Vice President and
General Manager of the Medical Technology Division of B. Braun Medical, Inc., a
subsidiary of B. Braun Melsungen AG, a $3 billion global supplier of medical devices and other healthcare products. He was responsible for P&L,
Sales/Marketing, New Product Development, Regulatory Affairs, QA, Customer
Service and the opening of new markets. From 1996 through 2000, he simultaneously served as President and Chief Operating Officer of B. Braun
Biotech, Inc., which provides fermenters, bioreactors and laboratory equipment to over 200 customers in the pharmaceutical and biotechnology industries. Mr.
Ronca joined B. Braun Medical in 1977 as Director of Quality Assurance and
Regulatory Affairs, and he was subsequently promoted to President and CEO
(1989-1994) of Nova Medical, Inc. (owned by B. Braun) and Senior Vice President of Research and Development (1992-1996). Prior to joining B. Braun, he served as
Department Head, Environmental Control at E.R. Squibb & Sons during the years
1967-1977.

     While with B. Braun Medical, Mr. Ronca was responsible for numerous 510(k)
applications to the U.S. Food & Drug Administration (FDA), as well as the filings of IDEs, INDs, ANDAs and PMAs. He sponsored and managed clinical trials, and he was responsible for clinical monitoring, data collection, the communication of regulatory objectives to staff, the assessment of success relative to objectives, and presentations to FDA and senior management.
..
         Ms. Shau joined Milestone as Assistant Controller in October 2004, and
had been Acting Chief Financial Officer and Acting Chief Accounting Officer of
Milestone since May 19, 2005. Prior to that and since February 2002, she served as an accounting consultant and a tax consultant for a non-profit organization and several computer consulting firms, including a computer training school.
From June 1996 until January 2002, Ms. Shau was an assistant controller of a privately held chemical manufacturer.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Five directors are to be elected at the Annual Meeting, each for a term of one year and until the election and qualification of a successor.

         It is intended that votes pursuant to the enclosed proxy will be cast for the election of the five nominees

named below. In the event that any such nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board of Directors (the
"Board"). Management has no reason to believe these nominees will not be available for election.

         The following table sets forth the name and age of each nominee, the principal occupation of each during the past five years and the period during which each has served as a director of Milestone. Each nominee is currently serving as a director of Milestone. Information as to the stock ownership of each of our directors and all of our current executive officers as a group are set forth under "Security Ownership of Certain Beneficial Owners and
Management." All of the nominees to the Board of Directors have been approved, recommended and nominated for re-election to the Board of Directors by Milestone
Nominating Committee and by the Board of Directors. There are no family relationships between any director or executive officer.

NOMINEES FOR ELECTION

LEONARD OSSER, 58, has been Milestone's Chairman and Chief Executive Officer since July 1991. From 1980 until the consummation of Milestone's public offering in November 1995, he was engaged primarily as the principal owner and Chief
Executive of U.S. Asian Consulting Group, Inc., a New Jersey based provider of consulting services in "work-out" and "turnaround" situations for publicly and privately owned companies in financial difficulty.

PAUL GREGORY, 69, has been a director of Milestone since April 1997. Mr. Gregory has been a business and insurance consultant at Innovative Programs Associates
Inc. and Paul Gregory Associates Inc. since January 1995 and January 1986, respectively, where he services, among other entities, foreign and domestic insurance groups, law and accounting firms and international corporations.

LEONARD SCHILLER, 63, has been a director of Milestone since April 1997. Mr.
Schiller has been a partner in the Chicago law firm of Schiller, Klein &
McElroy, P.C. since 1977. He has also been President of The Dearborn Group, a residential property management and real estate acquisition company since 1980.

JEFFREY FULLER, 59, has been a director of Milestone since January 16, 2003. Mr.
Fuller has been president and owner of two municipal water supply systems,
Hudson Valley Water Co. and Lake Lenape Water Co. since 1983 and in addition has been an executive recruiter since 1995.

LESLIE BERNHARD, 60, has been a director of Milestone since May 2003. Ms.
Bernhard co-founded AdStar, Inc., and since 1986 has been its president, chief executive officer and director. AdStar is an application service provider for the newspaper classified advertising industry.

The Board of Directors Unanimously Recommends A Vote FOR the Election of Each of
the Nominees.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         Milestone has the following standing committees of the Board: Audit
Committee, Nominating Committee and Compensation Committee. During the
year-ended December 31, 2004, the Board held two meetings during which compensation matters were also discussed and decided and the Audit Committee held four meetings. There were no separate meetings held by the Compensation
Committee or Nominating Committee during fiscal year 2004. All directors attended more than 75% of the number of meetings of the Board and its committees on which they served.

COMPENSATION COMMITTEE

The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company's officers, employees, directors and consultants. The Compensation Committee is comprised of Leonard M.
Schiller, Paul Gregory and Jeffrey Fuller.

AUDIT COMMITTEE

         The Audit Committee was established to meet with management and the
Company's independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Board adopted a revised written charter for the Audit Committee in July, 2005. The Audit Committee reviewed the
Company's audited financial statements for the year ended December 31, 2003 and met with the management of the Company to discuss such audited financial statements. The Audit Committee has discussed with the Company's independent accountants, Eisner LLP, the matters required to be discussed pursuant to
Statement on Accounting Standards No. 61. The Audit Committee has received the written disclosures and the letter from Eisner LLP required by the Independence
Standards Board Standard No. 1. The Audit Committee has discussed with Eisner
LLP its independence from management and the Company. Eisner LLP had full and free access to the Audit Committee. Based on its review and discussions, the
Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB. The Audit
Committee is comprised of Leonard M. Schiller, Leslie Bernhard and Jeffrey
Fuller, all of whom are independent (as defined in Section 121(A) of the
American Stock Exchange Listing Standards).

         The Audit Committee Charter is annexed hereto as Appendix A.

NOMINATING COMMITTEE

         The Company formed a nominating committee in May 2004. The members of the Nominating Committee are Leonard M. Schiller and Jeffrey Fuller, each of whom is qualified as "Independent Director" under the AMEX listing standards.

         The Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the
Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership; also - the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

         The stockholder recommendation and information described above must be sent to the Company's Chief Financial Officer at 220 South Orange Avenue,
Livingston Corporate Park, Livingston, NJ 07039 and must be received not less than 120 days prior to the anniversary date of the Company's most recent annual meeting of stockholders.

         The Nominating Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board's oversight of the business and affairs of the
Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee's evaluation of potential candidates shall be consistent with the Board's criteria for selecting new directors. Such criteria include an understanding of the Company's business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board's ability to manage and direct the affairs and business of the Company, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

         The Nominating Committee may also receive suggestions from current
Board members, company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

         Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the
Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating
Committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating
Committee might be evaluating for membership on the Board. In certain instances,
Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Nominating Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

         The Nominating Committee adopted a revised written Charter in July,
2005, which is available to security holders on Milestone's website at
www.milestonescientific.com.

COMMUNICATIONS WITH DIRECTORS

         The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member
(or all members) of the Board, or the non-management directors as a group, any
Board committee or any chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of
Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate
Secretary" at 220 South Orange Avenue, Livingston Corporate Park, Livingston, NJ
07039. All communications received as set forth in the preceding paragraph will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

         It is the Company's policy that directors are invited and encouraged to attend the Annual Meeting. All of our directors were in attendance at the 2004
Annual Meeting.

                     COMPENSATION OF DIRECTORS AND OFFICERS
                               AND RELATED MATTERS

EXECUTIVE COMPENSATION.

         The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2004,
2003, and 2002 by (i) Milestone's Chief Executive Officer and (ii) the most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of the 2004 fiscal year and whose salary as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the
"Named Executives").

                           SUMMARY OF COMPENSATION TABLE

                                         ANNUAL         COMMON      COMMON STOCK
                                      COMPENSATION       STOCK       UNDERLYING
                                         SALARY          AWARD         OPTIONS
NAME AND PRINCIPAL POSITION     YEAR       $               #              #
---------------------------     ----  ------------      ------      ------------

Leonard A. Osser                2004    300,000 (1)
  Chief Executive Officer       2003    351,770 (2)                    16,667
  and Chairman                  2002    351,800 (3)                    16,667
Stuart J. Wildhorn              2004    180,740         3,030 (4)
  President                     2003    163,207
                                2002    155,400                         2,333
Kevin T. Lusardi                2004     81,599                        30,000
  Chief Financial Officer and
  Vice President
Thomas A. Stuckey               2004    145,385
  Chief Financial Officer and   2003    144,835
  Vice President (6)            2002    136,267 (5)                     2,333

        (1) Includes $150,000 in deferred compensation in accordance with his employment agreement to be paid in common stock and not paid until the termination of the agreement in 2010. Excludes $25,773 paid by Milestone to Marilyn Elson, a certified public accountant, in payment of tax services. Ms. Elson is the wife of Mr. Osser.

        (2) Includes $320,000 in deferred compensation but excludes $51,928 paid by Milestone to Marilyn Elson, a certified public accountant, in payment of tax services and assistance with preparation of the recently completed registration statement.

        (3) Includes $320,000 in deferred compensation but excludes $19,049 paid by Milestone to Marilyn Elson, Mr. Osser's wife, in payment of professional tax services.

        4) On December 16, 2004, the Board of Directors approved a grant of
        3,030 shares of restricted stock to Mr. Wildhorn. The dollar value of the grant reflected in the Summary Compensation Table is calculated by multiplying the shares by $1.65, the closing price of Milestone stock on the date of grant. Dividends are not paid on restricted stock. The value of these shares was $5,393 on December 31, 2004 based on a closing price of $1.78.

        (5) Includes a $20,000 bonus paid in 2002.

        (6) Mr. Stuckey was CFO until his resignation on June 9, 2004. Mr.
        Stuckey was paid a severance package through December 31, 2004

                                  STOCK OPTIONS

         The following tables show certain information with respect to incentive and non-qualified stock options granted in 2004 to Named Executives under
Milestone's 1997 Stock Option Plan and the aggregate value at December 31, 2004 of such options. In general, the per share exercise price of all options is equal to the fair market value of a share of Common Stock on the date of grant.

               OPTION GRANTS IN 2004 INDIVIDUAL GRANTS OF OPTIONS

                                    NUMBER OF          PERCENT OF TOTAL
                                SHARES OF COMMON       OPTIONS GRANTED
                                STOCK UNDERLYING        TO EMPLOYEES        EXERCISE PRICE
NAME                                 OPTIONS               IN 2004             ($/SH)         EXPIRATION DATE
----                                 -------               -------             ------         ---------------

Stuart J. Wildhorn.............     16,667 (1)               20%                $4.92            05-09-09
Kevin T. Lusardi...............     30,000 (1)               37%                $2.00            12-21-09

(1)  Options vest ratably one third on each anniversary date of the grant date

                     AGGREGATED 2004 YEAR END OPTIONS VALUES
                  FOR OPTIONS GRANTED PRIOR TO AND DURING 2004

                                 Number of Shares of
                                        Common
                                   Stock Underlying       Value of Unexercised
                                     Unexercised         In-The-Money Options At
                                Options At 12-31-2004        12-31-2004 (1)
                                     Exercisable/             Exercisable/
               Name                 Unexercisable             Unexercisable

Leonard A. Osser.............      16,667 / 50,000            $0 / $17,333
Stuart J. Wildhorn...........      19,000 / 16,667              $0 / $0
Kevin T. Lusardi.............         0 / 30,000                $0 / $0

(1) Based on the closing price on December 31, 2004 of $1.78 as quoted on the
American Stock Exchange.

EMPLOYMENT CONTRACTS

         In December 2003, Milestone entered into a new employment agreement with Mr. Osser for a five-year term commencing January 1, 2004. Under the new agreement Mr. Osser receives base compensation of $300,000 per year, payable one half in cash and one half in common stock valued at the average closing price of the common stock during the first 15 trading days in the month of December during each year of the term. While the number of shares to be issued will be determined each year, the stock will not be issuable until the end of the term of the agreement. In addition, Mr. Osser may earn annual bonuses up to an aggregate of $300,000, payable one half in cash and one half in common stock, contingent upon Milestone achieving predetermined annual operating cash flow, revenue and earnings targets. For 2005 he can earn a $100,000 bonus based upon
Milestone achieving break-even cash flow from operations, a $100,000 bonus based upon Milestone achieving net revenues of $7,000,000 and a $100,000 bonus based upon Milestone achieving break-even earnings determined in accordance with generally accepted accounting principles. The cash flow bonus and the earnings bonus will not be payable to the extent that the payment thereof will reduce operating cash flow or earnings below break-even, respectively. For purposes of the agreement operating cash flow shall mean cash flow from operations plus accounts receivable increases and less accounts payable increases. Shares of common stock issued in partial payment of bonuses will be valued at the average closing price of the common stock during the first 15 trading days in the month of December during each year of the term. The stock portion of the bonus awards, if any, will be paid at the end of the term of the agreement.

         In addition, if during any year of the term of the agreement Mr. Osser earns a bonus under the above formula, he shall also be granted 5-year stock options to purchase twice the number of shares earned under the above formula, each such option to be exercisable at a price per share equal to the fair market value of a share on the date of grant (110% of fair market value if Mr. Osser is a 10% or greater stockholder on the date of grant). The options shall vest and become exercisable to the extent of one-third of the shares covered at the end of each of the first three years following the date of grant, but shall only be exercisable while Mr. Osser is employed by Milestone or within 30 days after the termination of his employment.

COMPENSATION OF DIRECTORS

         Milestone paid no cash or stock based compensation to the directors in
2004. On March 19, 2005, Milestone awarded to each of its outside directors options expiring March 19, 2010 for the purchase of 20,000 shares of its common stock, exercisable immediately at $3.27 per share, with respect to the year starting with Milestone's 2004 annual meeting and ending with Milestone's 2005 annual meeting.

PROPOSAL NO. 2 - APPROVAL OF ISSUANCE OR PROPOSED ISSUANCE OF 806,309 SHARES OF
MILESTONE COMMON STOCK

         Milestone is seeking stockholder approval or ratification of the issuance or proposed issuance of a total of 806,309 shares of common stock to ten individuals, consisting of three current officers and one former officer of
Milestone and seven vendors or consultants to Milestone. All shares have been or will be issued at fair market value, or at a premium to that value, at the time of board approval. All the issuances do or will bear a restrictive legend, were or will be acquired for investment by accredited investors, and were or will be issued without registration under the Securities Act of 1933, as amended, pursuant to the exemptions provided under sections 4(6) and 4(2). Though stockholder approval for the issuance of these shares is not required under
Delaware corporate law, approval is required as a condition for listing these shares on the American Stock Exchange. The purpose of each issuance is described below. Issuance of these shares will have a minimal dilutive effect.

         A total of 646,172 shares have been issued or are to be reserved for issuance to current or former executives of Milestone. These consist of: 7,435 shares issued to Thomas Ronca, Chief Operating Officer, in 2005, representing
$20,000 of his annual compensation; 9,091 shares issued to Stuart Wildhorn,
President, also in 2005, in lieu of a $15,000 cash bonus; 9,965 shares issued to
Thomas Stuckey, former Chief Financial Officer of Milestone, in 2004 in lieu of a $23,333 cash payment as part of a termination settlement; and a total of
619,681 shares reserved for issuance to Mr. Ronca, Mr. Wildhorn, and Leonard
Osser, Milestone's Chief Executive Officer. These shares represent a total value of $1,345,000, based on Milestone's closing stock price of $1.88 on September
27, 2005, representing potential issuances for the next three years of the stock component of those executives' annual compensation, plus a series of possible bonus awards based on annual performance criteria. Mr. Osser is entitled to payments in stock to the value of $150,000 annually with a possible annual stock bonus of up to $150,000; Mr. Wildhorn is entitled to a possible annual stock bonus of up to $30,000; and Mr. Ronca is entitled to payments in stock to the value of $20,000 annually with a possible annual stock bonus of up to $30,000.
In addition, Mr. Ronca is entitled to an additional one-time bonus of $25,000 payable in stock if two contiguous quarters of Milestone's 2005 fourth quarter and 2006 first and second quarter are profitable.

         43,424 shares ($70,000) were issued in 2005 to Milestone's Director of
Clinical Affairs for the purchase of patents and technology, pursuant to a contract.

     A total of 80,382 shares were issued to consultants for marketing, financial and other services. These consist of 63,883 shares issued to three consultants for services to Milestone, in the value of an aggregate of $160,000;
9,091 ($15,000) shares issued to the principal of Milestone's principal foreign distributor; 7,408 shares ($20,000) issued to a foreign consultant for services rendered in connection with a private placement to foreign institutional investors; and 40,000 shares ($100,000) issued to a marketing consultant. An additional 36,331 shares were issued to a vendor in lieu of a $70,400 cash payment for purchase of equipment.

The Board of Directors Unanimously Recommends A Vote FOR the issuance of 806,339 shares of Milestone Common Stock.

                                 PROPOSAL NO. 3

   RATIFICATION OF APPOINTMENT OF EISNER LLP AS INDEPENDENT AUDITORS FOR 2005

         AdStar is recommending that the stockholders ratify the appointment of
BDO Seidman LLP as its independent public accountants for 2004. BDO Seidman LLP audited AdStar's financial statements for the fiscal year ended December 31,
2003. The report of BDO Seidman LLP with respect to AdStar's financial statements appears in AdStar's annual report for the fiscal year ended December
31, 2003. A representative of BDO Seidman LLP will attend the meeting by telephone and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions through conference telephone. In the event the stockholders fail to ratify the appointment,
AdStar's Board will consider it a directive to consider other Independent Public
Accountants for the subsequent year.

         Milestone engaged Eisner LLP as its Independent Registered Public
Accounting Firm and dismissed J.H.

Cohn LLP, Milestone's former Independent Registered Public Accounting Firm on
June 10, 2004. The reports of J.H. Cohn LLP for the years ended December 31,
2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

         The decision to change accountants was approved by Milestone's Audit
Committee and its Board of Directors as a whole.

         During 2003 and 2002, and during the period from January 1, 2004 to
June 10, 2004, there were no disagreements with J.H. Cohn LLP on accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of J.H. Cohn LLP, would have caused J.H. Cohn LLP to make reference to the subject matter of the disagreement in connection with their report.

         During the two most recent fiscal years and the subsequent interim period preceding the engagement of Eisner LLP, neither Milestone, nor anyone on its behalf, has consulted Eisner LLP regarding: (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on Milestone's financial statements, which consultation resulted in the providing of a written report or oral advice concerning the same to Milestone that was an important factor considered by Milestone in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Rule 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Act of 1933, as amended) or a reportable event (as defined in Rule 304(a)(1)(v) of Regulation S-B).

         The Board of Directors Recommends A Vote FOR the Ratification of the
Appointment of Eisner LLP for Fiscal Year 2005

                             AUDIT COMMITTEE REPORT

         The Audit Committee is comprised of three non-management directors,
Leonard M. Schiller, Leslie Bernhard and Jeffrey Fuller, and operates pursuant to a written Charter. During fiscal 2004, the Audit Committee held four meetings with the independent auditors. The Audit Committee's purpose is to assist the
Board of Directors in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii)
our independent auditors' qualifications and independence and (iv) the performance of our internal audit function and independent auditors; to decide whether to appoint, retain or terminate our independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report. The Board of Directors has determined that each member of the Audit Committee is "independent" within the meaning of the rules of both the AMEX and the SEC. The Board of Directors has also determined that each member is financially literate and at least one member of the Audit Committee has accounting or related financial management expertise, as such qualifications are defined under the rules of the AMEX, and that Mr. Jeffrey Fuller is an "audit committee financial expert" within the meaning of the rules of the SEC.

         Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

         In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on
Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard
No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence. All non-audit services performed by the independent auditors must be specifically pre-approved by the Audit Committee or a member thereof.

During fiscal 2004, the Audit Committee performed all of its duties and responsibilities under the Audit Committee Charter. In addition, based on the reports and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements of
Milestone for fiscal 2004 be included in its Annual Report on Form 10-KSB for such fiscal year.

                        SUBMITTED BY THE AUDIT COMMITTEE

                               Leonard M. Schiller
                                 Leslie Bernhard
                                 Jeffrey Fuller

AUDIT COMMITTEE MATTERS AND FEES PAID TO INDEPENDENT AUDITORS

         The aggregate fees billed by Milestone's current principal accounting firm, Eisner LLP, and by Milestone's former principal accounting firm, J.H. Cohn
LLP, for fees billed for fiscal years ended December 31, 2004 and 2003 are as follows:

                                            2004              2003
                                            ----              ----
Audit fees                                $ 121,261         $ 98,892
Audit related fees                              --                --
                                          ---------         --------
   Total audit and audit related fees       121,261           98,892
Tax fees                                         --               --
All other fees                               78,454           40,000
                                          ---------         --------
   Total fees                             $ 199,715         $138,892
                                          =========         ========

         Audit related fees were for reviews of our filings for Form 10-QSB for
2004 and 2003, and for work required by our registered public offering in 2004.

         Each of the permitted non-audit services has been pre-approved by the
Audit Committee or the Audit Committee's Chairman pursuant to delegated authority by the Audit Committee, other than de minimus non-audit services for which the pre-approval requirements are waived in accordance with the rules and regulations of the SEC.

         The other fees consisted of review of our filings for Form S-2, S-3 and
8-K for 2004 and 2003.

AUDIT COMMITTEE PRE-APPROVED POLICIES AND PROCEDURES

         The Audit Committee will pre-approve audit services and non-audit services to be provided by the Company's independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members,

provided that the designees present the pre-approvals to the full committee at the next committee meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         As of September 30 and November 10, 2003 we issued an aggregate of
147,011 shares of common stock to Mr. Osser in repayment of $404,459 of principal and accrued interest on the 6%/12% notes and the prior extension of these notes, an aggregate of 779,184 shares of common stock to K. Tucker
Andersen, in satisfaction of $2,345,304 of principal and accrued interest on the
6%/12%, 8% and 10% notes and the prior extension of these notes and an aggregate of 660,257 shares of common stock to Cumberland Associates, LLC, in satisfaction of $1,816,450 of principal and accrued interest on the 6%/12% notes and the prior extension of these notes. The shares issued to Mr. Osser, Mr. Andersen and
Cumberland Associates, represented their share of common stock issued to the holders of that debt in the aggregate amount of approximately $5 million, including accrued interest, and Mr. Osser, Mr. Andersen and Cumberland
Associates received no extra or special benefit that was not shared on a pro rata basis by all of the holders of that debt.

         On October 9, 2003 we reached an agreement to satisfy $1,265,545 of debt and accrued interest due to a major investor, K. Tucker Andersen, and
$435,985 of debt and accrued interest and $640,000 of deferred compensation due to our Chief Executive Officer and Chairman, Leonard Osser. Of the total debt and accrued interest due to Messrs. Andersen and Osser, and the deferred compensation owed to Mr. Osser, $1,604,204 and $384,000 respectively were paid
February 24, 2004 through the issuance of 241,988 and 61,350 units valued at the initial offering price. The remaining $97,326 of indebtedness to Messrs.
Andersen and Osser and $256,000 of deferred compensation to Mr. Osser was paid in cash on February 23, 2004. The cash portion of the total payment represents the estimated tax on the interest and compensation.

         The technology underlying our SafetyWand, the CompuFlo and an improvement to the controls for the Compudent were developed by our Director of
Clinical Affairs and assigned to us. We purchased this technology pursuant to an agreement dated January 1, 2005, for 43,424 shares of restricted common stock and $145,000 in cash, payable on April 1, 2005. In addition, he will receive additional deferred contingent payments of 2.5% of the totals sales price of products using certain of these technologies, and 5% of the total sales price of products using certain other of these technologies. If products produced by third parties use any of these technologies (under license from us) then he will receive the corresponding percentage of the consideration received by us for such sale or license.

         We have adopted a policy that, in the future, the audit committee must review all transactions with any officer, director or 5% shareholder.
..
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the
Company's officers and directors, and persons who own more than ten percent
(10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange
Commission ("SEC"). Officers, directors and greater than ten percent (10%)
stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the best of the Company's knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent
(10%) shareholders were complied with during 2004.

                                  MISCELLANEOUS
OTHER MATTERS

         Management knows of no matter other than the foregoing to be brought before the Annual Meeting of Stockholders, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

CODE OF ETHICS

         We have adopted a code of ethics that applies to our principal executive officer, principal financial officer and other persons performing similar functions, as well all of our other employees and directors. This code of ethics is posted and can be viewed on our website at
www.milestonescientific.com.

REPORTS AND FINANCIAL STATEMENTS

         The Company's Annual Report to Stockholders for the year ended December
31, 2004, including Audited Financial Statements, is included with this proxy material. The Financial Statements contained therein are incorporated by reference and are deemed part of this soliciting material.

         WE WILL PROVIDE WITHOUT CHARGE TO EACH PERSON BEING SOLICITED BY THIS
PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL
REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2004 INCLUDING THE
FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES INCLUDED THEREIN. All
such requests should be directed to Rosaline Shau, Chief Financial Officer,
Milestone Scientific Inc., 220 South Orange Avenue, Livingston Corporate Park,
Livingston, New Jersey 07039

STOCKHOLDER PROPOSALS

         Stockholders interested in presenting a proposal for consideration at the annual meeting of stockholders in 2005 must follow the procedures found in
Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company's
2006 proxy materials, all qualified proposals must be received by our Corporate
Secretary no later than June 13, 2006. A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must notify us by August 27, 2006. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal. Stockholder proposals should be addressed to our Chief Financial officer, Milestone Scientific Inc., 220 South Orange Avenue, Livingston
Corporate Park, Livingston, New Jersey 07039.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING
IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
BUSINESS REPLY ENVELOPE.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                  Leonard Osser
                              Chairman of the Board
Livingston, New Jersey
October 7, 2005

                                   APPENDIX A
                             AUDIT COMMITTEE CHARTER

                                     CHARTER
                                     OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                 BOARD OF DIRECTORS OF MILESTONE SCIENTIFIC INC.

--------------------------------------------------------------------------------

                            PURPOSE OF THE COMMITTEE

         The Committee's purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of Milestone Scientific Inc. (the "Corporation"), including, without limitation, (a) assisting the Board's oversight of (i) the integrity of the Corporation's financial statements, (ii) the Corporation's compliance with legal and regulatory requirements, (iii) the Corporation's independent auditors' qualifications and independence, and (iv) the performance of the Corporation's independent auditors and the Corporation's internal audit function, and (b) preparing the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for
inclusion in the Corporation's annual proxy statement.

                          COMPOSITION OF THE COMMITTEE

         The Committee shall be comprised of three or more directors as determined from time to time by resolution of the Board. Each member of the
Committee shall be qualified to serve on the Committee pursuant to the requirements of the American Stock Exchange ("AMEX") and the Sarbanes-Oxley Act
of 2002 (the "Act") and the rules and regulations promulgated by the SEC pursuant to the Act. Director's fees (including any additional amounts paid to chairs of committees and to members of committees of the Board) are the only compensation a member of the Committee may receive from the Corporation;
provided, however, that a member of the Committee may also receive pension or other forms of deferred compensation from the Corporation for prior service so long as such compensation is not contingent in any way on continued service.

         No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee. Any such determination must be disclosed in the Corporation's annual proxy statement.

         The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson. Each member of the Committee must be "financially literate", as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the
Committee. In addition, at least one member of the Committee must have
"accounting or related financial management expertise", as the Board interprets such qualification in its business judgment. Further, either (i) at least one member of the Committee must be a "financial expert", as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act, or (ii) if no member of the Committee is a "financial expert", the Committee shall so inform the Corporation.

         Any vacancy on the Committee shall be filled by majority vote of the
Board at the next meeting of the Board following the occurrence of the vacancy.
No member of the Committee shall be removed except by majority vote of the directors that are independent pursuant to the rules and regulations of AMEX and the SEC.

                            MEETINGS OF THE COMMITTEE

         The Committee shall meet once every fiscal quarter or more frequently as it shall determine is necessary to carry out its duties and responsibilities.
The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee should meet separately on a periodic basis with (i)
management, (ii) the Corporation's internal auditing department or other person responsible for the internal audit function and (iii) the Corporation's independent auditors, in each case to discuss any matters that the Committee or any of the above persons or firms believe should be discussed privately.

         A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

         The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the
Committee as a whole.

         The Committee shall maintain minutes of its meetings and records relating to those meetings and provide copies of such minutes to the Board.

                  DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

         In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are within the authority of the Committee:

         (a) Select, in its sole discretion (subject, if applicable, to shareholder ratification), the firm of independent auditors to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year;

         (b) Review and, in its sole discretion, approve in advance the
Corporation's independent auditors' annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the
Act, all permitted non-audit engagements and relationships between the
Corporation and such auditors (which approval should be made after receiving input from the Corporation's management). Approval of audit and permitted non-audit services may also be made by one or more

members of the Committee as shall be designated by the Committee and the person granting such approval shall report such approval to the Committee at the next scheduled meeting;

         (c) Review the performance of the Corporation's independent auditors, including the lead partner of the independent auditors, and, in its sole discretion (subject, if applicable, to shareholder ratification), make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;

         (d) Obtain at least annually from the Corporation's independent auditors and review a report describing:

             (i)    the independent auditors' internal quality-control
                    procedures;

             (ii)   any material issues raised by the most recent internal
                    quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by any
                    governmental or professional authority, within the preceding five years, respecting one or more independent audits
                    carried out by the independent auditors, and any steps taken to deal with any such issues; and

             (iii)  all relationships between the independent auditors and the
                    Corporation (including a description of each category of
                    services provided by the independent auditors to the
                    Corporation and a list of the fees billed for each such
                    category);

     The Committee should present its conclusions with respect to the above matters, as well as its review of the lead partner of the independent auditors, and its views on whether there should be a regular rotation of the independent auditors, to the Board.

         (e) Oversee the independence of the Corporation's independent auditors by, among other things:

             (i)    actively engaging in a dialogue with the independent
                    auditors with respect to any disclosed relationships or
                    services that may impact the objectivity and independence of the independent auditors, and taking appropriate action to satisfy itself of the auditors' independence;

             (ii)   ensuring that the lead audit partner and reviewing audit
                    partner responsible for the audit of the Corporation's
                    financial statements have not performed audit services for the Corporation for more than the previous five consecutive fiscal years of the Corporation;

             (iii)  ensuring that the chief executive officer, controller, chief financial officer, chief accounting officer or other person serving in an equivalent position of the Corporation, was
                    not, within one year prior to the initiation of the audit, an employee of the independent auditor who participated in any capacity in the Corporation's audit; and

             (iv)   considering whether there should be a regular rotation of
                    the Corporation's independent auditors;

         (f) Instruct the Corporation's independent auditors that they are ultimately accountable to the Committee and that the Committee is responsible for the selection (subject, if applicable, to shareholder ratification), evaluation and termination of the Corporation's independent auditors;

         (g) Review and accept, if appropriate, the annual audit plan of the
Corporation's independent auditors, including the scope of audit activities and all critical accounting policies and practices to be used, and monitor such plan's progress and results during the year;

         (h) Review the results of the year-end audit of the Corporation, including any comments or recommendations of the Corporation's independent auditors;

         (i) Review with management and the Corporation's independent auditors, the following:

             (i)    the Corporation's annual audited financial statements and
                    quarterly financial statements, including the Corporation's disclosures under "Management's Discussion and Analysis of
                    Financial Condition and Results of Operations", and any
                    major issues related thereto;

             (ii)   critical accounting policies and such other accounting
                    policies of the Corporation as are deemed appropriate for
                    review by the Committee prior to any interim or year-end
                    filings with the SEC or other regulatory body, including any financial reporting issues which could have a material
                    impact on the Corporation's financial statements;

             (iii)  major issues regarding accounting principles and financial statements presentations, including (A) any significant
                    changes in the Corporation's selection or application of
                    accounting principles and (B) any analyses prepared by
                    management and/or the independent auditors setting forth
                    significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of
                    alternative generally accepted accounting principles methods on the Corporation's financial statements;

             (iv)   all alternative treatments of financial information that
                    have been discussed by the independent auditors and
                    management, ramifications of the use of such alternative
                    disclosures and treatments, and the treatment preferred by the auditors;

             (v)    all other material written communications between the
                    independent auditors and management, such as any management letter or schedule of unadjusted differences; and

             (vi)   the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation;

         (j) Review with the chief executive officer and chief financial officer and independent auditors, periodically, the following:

             (i)    all significant deficiencies in the design or operation of internal controls which could adversely affect the
                    Corporation's ability to record, process, summarize,

                    and report financial data, including any material weaknesses in internal controls identified by the Corporation's
                    independent auditors;

             (ii)   any fraud, whether or not material, that involves management or other employees who have a significant role in the
                    Corporation's internal controls; and

             (iii)  any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

         (k) Attempt to resolve all disagreements between the Corporation's independent auditors and management regarding financial reporting;

         (l) Review on a regular basis with the Corporation's independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Committee should review with the independent auditors the following:

             (i)    any accounting adjustments that were noted or proposed by
                    the independent auditors but were rejected by management (as immaterial or otherwise);

             (ii)   any communications between the audit team and the
                    independent auditor's national office respecting auditing or accounting issues presented by the engagement; and

             (iii)  any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the
                    Corporation;

         (m) Confirm that the Corporation's interim financial statements included in Quarterly Reports on Form 10-Q have been reviewed by the
Corporation's independent auditors;

         (n) Review:

             (i)    the adequacy and effectiveness of the Corporation's
                    accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget and
                    staffing of the Corporation's internal audit function,
                    through inquiry and discussions with the Corporation's
                    independent auditors and management of the Corporation; and

             (ii)   the yearly report prepared by management, and attested to by the Corporation's independent auditors, assessing the
                    effectiveness of the Corporation's internal control
                    structure and procedures for financial reporting and stating management's responsibility to establish and maintain such structure and procedures, prior to its inclusion in the
                    Corporation's annual report;

         (o) Review with management the Corporation's administrative, operational and accounting internal controls, including any special audit steps adopted in light of the discovery of material control deficiencies, and evaluate whether the Corporation is operating in accordance with its prescribed policies, procedures and codes of conduct;

         (p) Receive periodic reports from the Corporation's independent auditors and management of the Corporation to assess the impact on the
Corporation of significant accounting or financial reporting developments that may have a bearing on the Corporation;

         (q) Establish and maintain free and open means of communication between and among the Board, the Committee, the Corporation's independent auditors, the
Corporation's internal auditing department and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;

         (r) Review the Corporation's earnings press releases (especially the use of "pro forma" or "adjusted" information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Corporation to analysts and rating agencies
(which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the
Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance);

         (s) Establish clear hiring policies by the Corporation for employees or former employees of the Corporation's independent auditors;

         (t) Discuss guidelines and policies governing the process by which senior management of the Corporation and the relevant departments of the
Corporation assess and manage the Corporation's exposure to risk, as well as the
Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures;

         (u) Meet at least annually with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the
Corporation;

         (v) Prepare the report required by the rules of the SEC to be included in the Corporation's annual proxy statement;

         (w) Review the Corporation's policies relating to the avoidance of conflicts of interest and review past or proposed transactions between the
Corporation and members of management as well as policies and procedures with respect to officers' expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Corporation's independent auditors;

         (x) Review the Corporation's program to monitor compliance with the
Corporation's Code of Conduct, and meet periodically with the Corporation's
Compliance Officer to discuss compliance with the Code of Conduct;

         (y) Obtain from the Corporation's independent auditors any information pursuant to Section 10A of the Securities Exchange Act of 1934;

         (z) Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

         (aa) Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants,

consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Corporation;

         (bb) Report regularly to the Board on its activities, as appropriate.
In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the Corporation's independent auditors, or the performance of the internal audit function;

         (cc) Prepare and review with the Board an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this charter, and set forth the goals and objectives of the Committee for the upcoming year. The evaluation should include a review and assessment of the adequacy of the Committee's charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report;

         (dd) Approve any payments, to be made by the Corporation, for ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties; and

         (ee) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

                                      * * *

         While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

         In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Corporation, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting review or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation form which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board)
and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Corporation.

                                   **********

                            MILESTONE SCIENTIFIC INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING ON THURSDAY, NOVEMBER 17, 2005.

The undersigned hereby appoints Leonard Osser and Rosaline Shau, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Milestone Scientific
Inc. (the "Company") to be held on Thursday, November 17, 2005, at 11:00 a.m.,
Eastern Daylight Time, at The American Stock Exchange, 86 Trinity Place, New
York, New York, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

Please mark "X" your votes as indicated:

1. ELECTION OF DIRECTORS---Leonard Osser, Leslie Bernhard, Jeffrey Fuller, Paul
Gregory and Leonard M. Schiller.

FOR election of all nominees                                             [ ]

WITHHOLD vote from all nominees                                          [ ]

FOR all nominees,                                                        [ ]
EXCEPT for nominee(s) listed below from whom Vote is withheld.

2. Approval of issuance or proposed issuance of 806,309 shares of Milestone's common stock.

FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

3. Confirmation of the appointment of Eisner LLP as Milestone's independent auditors for the fiscal year ending December 31, 2005.

FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

                                  (Continued, and to be signed, on Reverse Side)
--------------------------------------------------------------------------------

FOLD HERE

--------------------------------------------------------------------------------
THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY SIGNED, WILL
BE VOTED AS DIRECTED OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ALL
NOMINEES FOR DIRECTOR AND FOR EACH OF THE PROPOSALS.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy
Statement for, the aforesaid Annual Meeting.

Dated:____________________________, 2005

                    ----------------------------------------
                            SIGNATURE OF STOCKHOLDER

                    ----------------------------------------
                            SIGNATURE OF STOCKHOLDER

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

         IMPORTANT - PLEASE FILL IN, DATE, SIGN AND RETURN PROMPTLY USING THE
ENCLOSED ENVELOPE.